FIRST AMENDMENT

TO

FIFTH AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

THIS FIRST AMENDMENT TO THE FIFTH AMENDED AND RESTATED AGREEMENT is made as of this 25th day of February, 2019, between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008, as amended (the “Original Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Investment Advisory Agreement (as defined below), waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties have entered into a 3rd Amended and Restated Investment Management Agreement with respect to certain Funds dated as of January 29, 2017 (“Management Agreement”) and an Investment Management Agreement II with respect to certain Funds dated as of November 13, 2015 (“Management Agreement II”) (together, the Management Agreement and Management Agreement II shall be referred to herein as, the “Investment Advisory Agreement”); and

WHEREAS, as of May 18, 2011, the parties amended and restated the Original Agreement (the “A&R Agreement”) in order to clarify certain exclusions included in Section 1 thereto; and

WHEREAS, as of April 1, 2014, the parties amended and restated the A&R Agreement (the “2nd A&R Agreement”) in order to clarify certain fee waivers included in Section 1 thereto; and

WHEREAS, as of May 12, 2016, the parties amended and restated the 2nd A&R Agreement (the “3rd A&R Agreement”) in order to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of November 17, 2017, the parties amended and restated the 3rd A&R Agreement (the “4th A&R Agreement”) in order to clarify certain exclusions included in Section 1 and to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of January 29, 2019, the parties amended and restated the 4th A&R Agreement (the “5th A&R Agreement”) in order to change the expense limits set by this agreement from a limit on each Fund’s total annual operating expenses to a limit on each Fund’s other operating expenses; and

WHEREAS, the parties desire to amend Appendix A of the 5th A&R Agreement in order to lower the expense limits applicable to the Class I, N and R6 shares of the AQR Style Premia Alternative Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust and AQR agree as follows:

1.    AMENDMENT TO APPENDIX A. Appendix A of the 5th A&R Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2.    Except as modified hereby, the 5th A&R Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS		AQR CAPITAL MANAGEMENT, LLC

By:	/s/ Nicole DonVito Name: Nicole DonVito Title: Vice President and Chief Legal Officer	By:	/s/ William J. Fenrich Name: William J. Fenrich Title: Principal & Chief Legal Officer

APPENDIX A

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund	N	1.05%*	January 29, 2017 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.80%*	January 29, 2017 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.70%*	January 8, 2014 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR International Equity Fund	N	1.10%*	January 29, 2018 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.85%*	January 29, 2018 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.75%*	January 29, 2018 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Diversified Arbitrage Fund	N	1.45%*	May 1, 2015 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.20%*	March 31, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.10%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Large Cap Momentum Style Fund	I	0.40%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.30%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Small Cap Momentum Style Fund	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR International Momentum Style Fund	I	0.55%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.80%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.45%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Managed Futures Strategy Fund	N	1.50%*	March 31, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.25%*	March 31, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.15%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Risk Parity Fund	N	1.20%*	June 10, 2010 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.95%*	June 10, 2010 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.85%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Multi-Strategy Alternative Fund	N	2.23%*	July 18, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.98%*	July 18, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.88%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR TM Large Cap Momentum Style Fund	I	0.40%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.30%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM Small Cap Momentum Style Fund	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM International Momentum Style Fund	I	0.55%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.80%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.45%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Large Cap Defensive Style Fund	N	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.40%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.30%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR International Defensive Style Fund	N	0.80%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.55%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.45%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Emerging Defensive Style Fund	N	0.95%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.70%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.60%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Risk-Balanced Commodities Strategy Fund	N	1.25%*	May 1, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.00%*	May 1, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.90%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Risk Parity II MV Fund	N	1.20%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.95%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.85%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Risk Parity II HV Fund	N	1.40%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.15%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.05%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Large Cap Multi-Style Fund	N	0.70%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.45%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.35%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Small Cap Multi-Style Fund	N	0.90%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.55%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR International Multi-Style Fund	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Emerging Multi-Style Fund	N	1.00%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.75%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.65%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Long-Short Equity Fund	N	1.55%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.30%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.20%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Managed Futures Strategy HV Fund	N	1.90%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.65%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.55%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Style Premia Alternative Fund	N	1.75%*	October 30, 2013 – April 30, 2019
		0.15%**	May 1, 2019 – April 30, 2020
	I	1.50%*	October 30, 2013 – April 30, 2019
		0.15%**	May 1, 2019 – April 30, 2020
	R6	1.40%*	September 2, 2014 – April 30, 2019
		0.05%**	May 1, 2019 – April 30, 2020
AQR Global Macro Fund	N	1.70%*	April 8, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.45%*	April 8, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.35%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Equity Market Neutral Fund	N	1.55%*	October 7, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.30%*	October 7, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.20%*	October 7, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Style Premia Alternative LV Fund	N	1.10%*	September 17, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.85%*	September 17, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.75%*	September 17, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR TM Large Cap Multi-Style Fund	N	0.70%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.45%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.35%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR TM Small Cap Multi-Style Fund	N	0.90%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.55%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM International Multi-Style Fund	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM Emerging Multi-Style Fund	N	1.00%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.75%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.65%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Large Cap Relaxed Constraint Equity Fund	N	1.05%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.80%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.70%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Small Cap Relaxed Constraint Equity Fund	N	1.25%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	1.00%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.90%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR International Relaxed Constraint Equity Fund	N	1.20%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.95%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.85%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Emerging Relaxed Constraint Equity Fund	N	1.40%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	1.15%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	1.05%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Alternative Risk Premia Fund	N	1.65%*	September 19, 2017 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.40%*	September 19, 2017 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.30%*	September 19, 2017 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Core Plus Bond Fund	N	0.72%*	April 5, 2018 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.47%*	April 5, 2018 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.37%*	April 5, 2018 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR High Yield Bond Fund	N	0.15%**	[ ] – January 28, 2020
	I	0.15%**	[ ] – January 28, 2020
	R6	0.05%**	[ ] – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Volatility Risk Premium Fund	N	1.00%*	November 1, 2018 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.75%*	November 1, 2018 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.65%*	November 1, 2018 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
Dormant Funds
AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011
AQR Emerging Markets Fund	N	1.60%	March 31, 2010 – April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010
AQR Equity Plus Fund	N	1.60%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Small Cap Core Fund	N	1.40%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014
AQR Style Premia Alternative II Fund	N	1.60%	[ ] – April 30, 2018
	I	1.35%	[ ] – April 30, 2018
	R6	1.25%	[ ] – April 30, 2018

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.